PRESIDENTIAL LIFE CORPORATION

69 Lydecker Street

Nyack, New York 10960

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2007

The Annual Meeting of Shareholders (the "Annual Meeting") of Presidential Life Corporation (the "Company") will be held at the offices of Presidential Life Insurance Company, 69 Lydecker Street, Nyack, New York 10960, at 10:00 a.m., local time, on Wednesday, May 16, 2007, for the following purposes:

.

To elect seven (7) directors, each for a term of one year and until their respective successors are duly elected and qualified;

2.

To consider and act upon a proposal to ratify the Board of Directors' selection of BDO Seidman LLP as independent registered public accountants for the Company for the fiscal year ending December 31, 2007;

3.

To transact such other business as properly may come before the Annual Meeting or any postponement or adjournment or adjournments thereof.

The Board of Directors of the Company has fixed the close of business on April 2, 2007 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.  It is expected that this Notice of Annual Meeting of Shareholders and the accompanying proxy materials will be mailed or delivered to shareholders commencing on or about April 18, 2007.

Regardless of whether you expect to attend the Annual Meeting in person, you are requested to complete, date and sign the enclosed proxy card and return it at your earliest convenience to the Company in the enclosed envelope.  No postage need be affixed if the envelope is mailed in the United States.  If you attend the meeting in person, you may revoke your proxy and vote your shares in person.

By order of the Board of Directors

KATHLEEN DASH, Secretary

April 17, 2007

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SIGN AND RETURN YOUR PROXY CARD PROMPTLY.  YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

PRESIDENTIAL LIFE CORPORATION

69 Lydecker Street

Nyack, New York 10960

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of Presidential Life Corporation, a Delaware corporation (the "Company"), in connection with the Annual Meeting of the Company's shareholders to be held at the offices of Presidential Life Insurance Company ("Insurance Company"), 69 Lydecker Street, Nyack, New York 10960, at 10:00 a.m., local time, on Wednesday, May 16, 2007, or any postponement or adjournment or adjournments thereof (the "Annual Meeting").  The Company's principal executive offices are located at 69 Lydecker Street, Nyack, New York 10960.  The Company's telephone number at that address is (845) 358-2300.

GENERAL INFORMATION

The Company's common stock, par value $0.01 per share (the "Common Stock"), is the only class of security that is entitled to vote at the Annual Meeting.  The Board of Directors has fixed April 2, 2007 as the record date (the "Record Date") for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting.  On April 2, 2007 there were 29,506,677 shares of Common Stock outstanding.  It is expected that this Proxy Statement, the attached Notice of Annual Meeting of Shareholders, the accompanying form of proxy and the Company's Annual Report for the fiscal year ended December 31, 2006 (the "Annual Report") will first be mailed or delivered to shareholders commencing on or about April 18, 2007.

Each share of Common Stock entitles the holder to one vote on each matter to come before the Annual Meeting.  The Company's Certificate of Incorporation does not authorize cumulative voting.  A quorum of the shareholders is required at the Annual Meeting for the shareholders to take action effectively with respect to the proposals described in this Proxy Statement or to transact effectively any other business at the Annual Meeting.  A quorum of the shareholders will be present at the Annual Meeting if the holders of at least a majority of the outstanding shares of the Common Stock are present either in person or by proxy. Therefore, shareholders are urged to complete and return the enclosed proxy card whether or not they are planning to attend the Annual Meeting.

If voting by proxy with respect to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees.  With respect to each other proposal that comes before the shareholders at the Annual Meeting, shareholders may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting with respect to the proposal.  Assuming a quorum is present:  (i) the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote will be required to act with respect to the election of directors; and (ii) the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote will be required to act on all other proposals that come before the Annual Meeting.  Abstentions and broker non-votes will be included in the determination of the number of shares of Common Stock present at the meeting for quorum purposes.  Abstentions and broker non-votes will not be counted, however, in the tabulations of votes cast on proposals presented to shareholders.

A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained thereon.  If no specific instructions are indicated on the proxy, (a) the shares represented thereby will be voted FOR:  (i) the election of the persons nominated herein as directors; and (ii) the ratification of the Board of Directors' selection of BDO Seidman LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2007; and (b) the proxy will authorize the shares represented thereby to be voted upon such other business as properly may come before the Annual Meeting, as determined, with respect to any such event, by the persons named in the accompanying form of proxy in accordance with their best judgment.

Each member of the Board of Directors has indicated that he intends to vote FOR:  (i) the election of the persons nominated herein as directors; and (ii) the ratification of the Board of Director's selection of BDO Seidman LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2007.

If a quorum is not present at the time that the Annual Meeting is convened, or if for any other reason the Board of Directors believes that additional time should be allowed for the solicitation of proxies, the Company may postpone or adjourn the Annual Meeting with or without a vote of the shareholders.  If the Company proposes to postpone or adjourn the Annual Meeting by a vote of the shareholders, the persons named in the accompanying form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such postponement or adjournment, as the case may be.

Each proxy granted may be revoked by the person granting it at any time:  (i) by giving written notice to such effect to the Secretary of the Company; (ii) by execution and delivery of a proxy bearing a later date; or (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy.  The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

The Company will bear the cost of the Annual Meeting and the cost of soliciting these proxies, including the cost of preparing, printing, handling and mailing the proxy materials.  The Company will request brokerage houses, banking institutions and other custodians, nominees and fiduciaries to forward the proxy materials to beneficial owners of the shares of Common Stock and will reimburse them for their reasonable expenses incurred in connection therewith.

In addition to solicitation by mail, certain officers, directors, regular employees and other representatives of the Company may solicit proxies by telephone, facsimile, in person or otherwise.  These persons will receive no extra compensation for such services.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized.  This Proxy Statement does not constitute the solicitation of a proxy from any person in any jurisdiction with respect to whom it is unlawful to make such proxy solicitation in such jurisdiction.  The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of March 31, 2007 as to the ownership of Common Stock by:  (i) each person known by the Company to be the beneficial owner of five percent or more of the Common Stock; (ii) each director and nominee for election as a director of the Company; (iii) each of the Company's executive officers; and (iv) all directors, nominees for election as director and executive officers of the Company as a group:

 Number of Shares

     Percent of

 of Common Stock

   Common Stock

Five Percent Shareholders

Beneficially Owned (1)(2)    Beneficially Owned (1)

Herbert Kurz (3)(4)

7,707,677

26.1%

Dimensional Fund Advisors, Inc. (8)

2,581,000

8.7%

Directors (including nominees), Executive

Officers, and all Directors (including

nominees) and Executive Officers as a Group

Herbert Kurz (4)

7,707,677

26.1%

Lawrence Rivkin (5)

83,230

(6)

Donald Barnes

41,658

(6)

Jerrold Scher

3,128

(6)

Mark Abrams

4,764

(6)

Charles Snyder

3,132

(6)

Richard A. Giesser (7)

10,800

(6)

Paul Frederick Pape, Jr.

50,000

(6)

Jeffrey Keil

5,000

(6)

Lawrence Read

5,000

(6)

All Directors (including nominees)

and Executive Officers as a group

(ten persons)(4)(5)(7)

7,914,389

26.8%

(1)

Certain of the shares shown in this table are shares as to which the persons named in this table have the right to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

(2)

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially held by them, subject to community property laws where applicable.

(3)

The address for Mr. Kurz is c/o Presidential Life Corporation, 69 Lydecker Street, Nyack, New York 10960.

(4)

Excludes 112,977 shares of Common Stock beneficially held by Mr. Kurz's wife and 750,610 shares of Common Stock beneficially held by The Kurz Family Foundation, Ltd., a charitable foundation of which Mr. Kurz is a director.  Mr. Kurz disclaims beneficial ownership of the shares held by his wife and the Foundation.

(5)

Excludes 4,374 shares of Common Stock beneficially held by Mr. Rivkin's wife.  Mr. Rivkin disclaims beneficial ownership of the shares held by his wife.

(6)

Less than one percent.

(7)

Excludes 4,200 shares of Common Stock beneficially held by Mr. Giesser's wife.  Mr. Giesser disclaims beneficial ownership of the shares held by his wife.

(8)

The address for Dimensional Fund Advisors, Inc. ("Dimensional") is 1299 Ocean Avenue, Santa Monica, California 90401-1038.  Information as to holdings of Dimensional is based upon information provided by Dimensional and obtained by the Corporation through media sources.

____________________

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company's directors, executive officers and nominees for election to the Board of Directors.

Name	Age	Position held with the Company

Herbert Kurz (3)	87	Chairman of the Board of Directors and President of the Company and Chief Executive Officer of the Insurance Company

Donald Barnes	63	Vice Chairman of the Board of Directors of the Company and President and Chief Operating Officer of the Insurance Company

Charles Snyder	49	Chief Financial Officer of the Company and Director and Chief Financial Officer of the Insurance Company

Mark Abrams	58	Executive Vice President, Chief Investment Officer and Director of the Insurance Company

Jerrold Scher	65	Senior Vice President, Chief Actuary and Director of the Insurance Company

Lawrence Rivkin (1)(2)	85	Director, Chairman of the Compensation Committee of the Board

Richard A. Giesser (2)	75	Director

Paul Frederick Pape, Jr. (1)(2)(3)	74	Director, Chairman of the Audit Committee of the Board

Lawrence Read (1)(2)	62	Director

Jeffrey Keil (2)(3)	63	Director, Chairman of the Finance Committee of the Board

__________________

(1)   Member of Audit Committee

(2)   Member of Compensation Committee

(3)   Member of the Finance Committee

Certain information regarding the business experience and other directorships of each of the persons named in the table on the preceding page of this Proxy Statement is as follows:

Herbert Kurz has been a director of the Company since 1969.  Mr. Kurz also has served as President of the Company and Chairman of the board of directors of the Insurance Company, the wholly-owned subsidiary of the Company through which the Company conducts its insurance and annuity business, for more than the past five years.  Mr. Kurz served as President of the Insurance Company from 1995 until 2000.

Donald L. Barnes became the Chief Operating Officer of the Insurance Company in 2007 and has served as President of the Insurance Company since 2000.  He has been a director of the Company since 2004 and has been Vice Chairman of the Board since 2005.  Mr. Barnes served as Senior Vice President of the Insurance

Company from 1995 to 1999 and as Executive Vice President from 1999 to 2000.  Prior to that, Mr. Barnes had served as President of Franklin United Life Insurance Company for more than five years.

Jerrold Scher has served as Chief Actuary of the Insurance Company since 2000.  For the ten years prior to 2000, Mr. Scher served as Senior Vice President of the Insurance Company.  Mr. Scher also currently serves as a director of the Insurance Company.

Mark Abrams has served as Chief Investment Officer of the Insurance Company since November 2003 and as Executive Vice President since 2005.  He was Senior Vice President of the Insurance Company from 2001 to 2005.  Prior to that, Mr. Abrams served as Vice President of the Insurance Company since October 1994.  Mr. Abrams currently serves as a director of the Insurance Company.

Charles Snyder has served as Chief Financial Officer of the Company and the Insurance Company since 2004.  Prior to that, Mr. Snyder served as Treasurer of the Insurance Company from 2000 to 2004 and as Controller from 1989 to 2000.  Mr. Snyder currently serves as a director of the Insurance Company.

Lawrence Rivkin has been a director of the Company since 1988.  Mr. Rivkin has served as counsel to the law firm of Goldfarb & Fleece for more than the past five years.

            Richard A. Giesser has served as a director of the Company since 2003.  He also has been a director of the Insurance Company since 1989 and a member of the Finance Committee of the Insurance Company Board.  He is a former Chairman of the Board of the Massachusetts Port Authority, and an appointed member of the National Advisory Council of the United States Small Business Administration.  He previously served as Vice President of Bear Stearns and Company, where he specialized in both corporate and public finance.

Paul Frederick Pape, Jr. has served as a director of the Company and Chairman of the Audit Committee of the Board since 2003.  He was a director of the Insurance Company from 1990 to 2003.  Mr. Pape was a partner or managing director of various Wall Street firms, including Drexel Burnham Lambert from 1984 to 1989 and Merrill Lynch Capital Markets from 1974 to 1984.  His concentration in these firms was investment banking for financial institutions.  He also has been a director of a number of public companies and was President of the American Distilling Company, a New York Stock Exchange listed company.

Jeffrey Keil has served as a director of the Company since 2005.  Mr. Keil has been Chairman of International Real Returns, LLC, a private investment advisor since July 2004 and served as Chairman of its Executive Committee from January 1998 to June 2001. He was President of Ellesse, LLC, a private advisory company, from July 2001 through June 2004. From 1996 to January 1998, Mr. Keil was a General Partner of Keil Investment Partners, a private fund that invested in the financial sector in Israel.  From 1984 to 1996, Mr. Keil was President and a director of Republic New York Corporation and Vice Chairman of Republic National Bank of New York. He is a director of Anthracite Capital, Inc., a real estate investment trust, and a director of Leucadia National Corp., a diversified holding company engaged in banking, manufacturing, winery operations, real estate, mining and insurance.

Lawrence Read has served as a director of the Company since 2005.  He was a director of the Insurance Company from 2002 to 2005.  Since 1986, Mr. Read has been the President and CEO of Lube Management Corp., which operates a chain of retail automotive centers throughout California and provides enterprise software systems for independently owned automotive oil service centers.  Since 1999, Mr. Read has been President and Chairman of the Board of North American Lubricants Corporation, a passenger car motor oil manufacturer and reseller throughout the United States.  He is also a member of the board of directors of the Automotive Oil Change Association, an industry trade group which he founded in 1987.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Certain Relationships and Related Transactions

From time to time in the ordinary course of business, certain of the Company's directors and executive officers have purchased, and may in the future purchase, annuity contracts or life insurance policies from the Insurance Company.  Such transactions in the past have been and, in the future, will be on terms no less favorable to the Insurance Company than those that could be obtained from unaffiliated third parties.

DIRECTORS

Directors of the Company are elected annually to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified.  Each Director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all Board, committee and stockholders’ meetings. The Board met five times during 2006, of which four were regularly scheduled meetings and one was an unscheduled meeting. All Directors attended all of the meetings of the Board and of the Committees on which they served during the fiscal year ended December 31, 2006. All of the Directors attended the 2006 Annual Meeting of Stockholders on May 17, 2006.

Committees of the Board

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Compensation Committee and the Finance Committee.

Audit Committee.  The Company's Board of Directors has an Audit Committee (the "Audit Committee"), the members of which are elected by the Board of Directors for a term of one year, beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified. All members of the Audit Committee are independent, in accordance with the NASDAQ listing standards.  The Committee has one audit committee financial expert, Mr. Pape, who had more than thirty years experience as an investment banker with a number of Wall Street firms, including Merrill Lynch and Drexel Burnham Lambert.  The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of the Company.  The Audit Committee has general responsibility for surveillance of financial controls, as well as for the Company's accounting and audit activities.  The Audit Committee annually reviews the qualifications of the independent auditors, makes recommendations to the Board of Directors as to their selection, reviews the audit plan, fees and audit results with both the Company's management and the independent auditors and approves non-audit services to be performed by the auditors and related fees.  The Audit Committee is also responsible for monitoring the independence of the Company's independent auditors. A copy of the Audit Committee Charter is attached to this Proxy Statement.  The Audit Committee held ten meetings in 2006.

Compensation Committee.  The Compensation Committee is responsible for reviewing and advising the Board with respect to the Company’s compensation and employee benefit plans and practices, including executive, director, incentive and equity based compensation plans.  The Committee also has the responsibility to approve salaries, stock option grants and employment agreements for executives who are, or are expected to become, subject to Section 162(m) of the Internal Revenue Code.  In accordance with the NASDAQ listing standards, the Compensation Committee is comprised solely of non-employee, independent Directors. The Committee consists of

Messrs. Rivkin (Chairman), Giesser, Pape, Read and Keil.  The Committee held one meeting in 2006.  See "Compensation Committee Interlocks and Insider Participation" on page 15.

Finance Committee.

The Finance Committee is responsible for assisting and advising management and the Board with respect to corporate finance matters.  The Committee consists of Messrs. Keil (Chairman), Pape and Kurz.  The Finance Committee held one meeting in 2006.

Nominating Committee.  The Company does not have a standing Nominating Committee or other committee performing a similar function.  Instead, the selection of the Company’s slate of nominees for director is made by all of the independent members of the Board of Directors (as determined under the NASDAQ listing standards) meeting separately from the remainder of the Board.  This group of directors had one meeting in 2006.

Shareholder Communication with Board Members.  Shareholders who wish to communicate directly with the Board of Directors may do so by directing correspondence to the Board, or any member of the Board, and mailing it to the Company, attention President.  The President’s office will arrange for the delivery of the communication to the appropriate individual.

Compensation of the Board

During 2006, directors of the Company received an annual retainer of $35,000.  In addition, directors received fees of  $1,000 for each regular Board meeting attended in person, $1,500 for special Board meeting attended in person, $1,500 for committee meetings attended that are held on dates separate from the Board meetings and $750 for each telephonic Board or committee meeting attended.  The Chairman of the Audit Committee received an additional retainer of $5,000 and the other members of the Audit Committee received an additional retainer of $1,500.

The compensation of directors in 2006 is set forth on the following table:

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Donald Barnes	$40,500	-	$40,500
Richard A. Giesser	39,750	-	39,750
Jeffrey Keil	40,500	-	40,500
Herbert Kurz	40,500	-	40,500
Paul Frederick Pape, Jr.	56,000	-	56,000
Lawrence Read	51,500	-	51,500
Lawrence Rivkin	52,500	-	52,500

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview and Philosophy

The compensation paid to our senior management is simple and straightforward.  We compensate through base salary designed to be competitive with comparable employers and through equity compensation to align management’s incentives with the long-term interests of our shareholders.  We believe that executive compensation levels should be competitive and consistent with life insurance and annuity industry standards to enable the Company to attract and retain qualified executives who are critical to the Company's success.  We believe that compensation should be meaningfully related to both an individual's job performance, as measured by the achievement of qualitative objectives, and the performance of the Company, as measured by its profitability, the value created for shareholders and the realization of the Company's short-term and long-term strategic goals.

Base Salaries

Our objective is to provide our senior management with a base salary that is appropriate to their professional status and accomplishments, as well as consistent with applicable industry and regional standards.  Each year, the Chief Executive Officer, Herbert Kurz, subjectively determines a proposal for the base salaries of the other members of senior management, which is then discussed with and subject to approval by the Compensation Committee.  Qualitative objectives considered include the individual executive officer's (1) contribution to the Company's performance, (2) responsibilities, (3) revenue and cost containment initiatives and (4) time commitment to the Company, as well as the Chief Executive Officer’s views concerning such executive's performance.  The base salaries, while not objectively determined, reflect levels that the Company believes are appropriate based upon our general experience for the nature, size and location of the Company.  The Company considers all such measurement factors, generally equally weighted, in our annual salary reviews.

Compensation of Herbert Kurz, Chairman and Chief Executive Officer of the Company and the Insurance Company, is established by the Compensation Committee using substantially the same criteria that are used to determine compensation levels for other executive officers.  Mr. Kurz received a base salary of $569,710 for both 2005 and 2006 and he has advised the Compensation Committee that he will not accept any salary increase in 2007.

In February 2006, salary increases effective February 13, 2006 were approved by the Compensation Committee for each of the Executive Officers of the Company other than Mr. Kurz.

Equity Compensation

The Company believes that compensation should be meaningfully related to the value created by individual executive officers for the shareholders.  Incentive stock options are awarded in order to better align management’s incentives with the long-term interests of our shareholders.  The options are subject to a four-year vesting requirement, with 25% of each year’s option grant becoming vested annually after the date of the grant.  The vesting feature provides an incentive for the executive officers to remain in the employ of the Company, while at the same time continuing to align them closely with long term strategic goals of the Company.

The size of individual stock option grants is related to the level of responsibility of the individual executive and the quality of an individual executive’s contribution to the Company’s performance, as well as the factors considered in determining base salary, which are described above. The size of each executive’s stock option grant is determined subjectively by the Compensation Committee based upon recommendations from the Chief Executive Officer.

The practice of the Company is to determine and approve the stock options at the third quarter meeting of the Board of Directors held in September.  All stock options granted have an exercise price equal to the fair market value of the Corporation’s common stock on the date of grant.  We determine the fair value based upon the closing price of our stock on the day of determination.  The Compensation Committee’s schedule is determined several months in advance, and the proximity of any awards to earnings announcements or other market events is coincidental.

In May 2006, the shareholders of the Company approved the Company’s 2006 Stock Incentive Plan, which became effective on June 1, 2006.  The Company’s 2006 Stock Incentive Plan authorized the granting of awards in the form of non-qualified options or incentive stock options qualifying under Section 422A of the Internal Revenue Code.  The plan authorized the granting of options to purchase up to 1,000,000 shares of common stock of the Company to employees, directors and independent contractors of the Company.  All stock options granted will have an exercise price equal to the fair market value of the Corporation’s common stock on the date of grant.  Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123(R) “Share-Based Payment” and began recognizing compensation expense for its share-based payments based on the fair value of the awards.

Severance Benefits

We believe that companies should provide reasonable severance benefits to employees.  With respect to senior management, effective January 1, 2005, the Company entered into employment agreements with Messrs. Snyder, Scher, Abrams and Barnes for a term of three (3) years each.  The agreements provide for severance pay if the executive is terminated without cause by the Company at any time, with payment equal to the greater of (i) the remaining salary and benefits due under the contract or (ii) one year’s salary at the current rate of salary compensation, payable in installments in accordance with the Company’s standard payroll procedures.  We do not accelerate the vesting of equity compensation.  If employment is terminated by the Company for cause or by the executives, there are no severance benefits.

Perquisites and Other Benefits

The Company provides vacation, disability, medical insurance and life insurance benefits to the Executive Officers that generally are available to all Company employees.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executives.  The Company currently expects that all compensation payable to executive officers during 2006 will be deductible by the Company for federal income tax purposes.  The Company's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

Retirement Plans

Until February 2004, the Company maintained a traditional defined benefit pension plan.  Subsequent to that time, no new participants were added to the plan and the benefits under that plan for existing participants were frozen.  After freezing the Presidential Life Insurance Company Employees’ Retirement Plan in February 2004, the Company completed the voluntary termination of the Plan effective November 30, 2004, subject to the provisions set forth in ERISA.  The Company completed the full distribution of the Plan’s assets to the participants in December 2004.

In January 2005, the Company replaced the traditional defined benefit pension plan with a 401(k) plan in which the Company makes an annual contribution to the 401(k) plan equal to 4% of all employees’ salaries, allocated to each of the Company’s employees without regard to the amounts, if any, contributed to the plan by the employees.  The Company’s contribution is subject to a vesting schedule.

Compensation Committee Procedures

The Compensation Committee of the Board of Directors approves all compensation and awards to Executive Officers, which includes the Chief Executive Officer, the Chief Financial Officer and the three other executives named in this report.  With respect to equity compensation awarded to other employees of the Company, the Compensation Committee approves the grant of stock options based generally upon the recommendation of the Chief Executive Officer and the other Executive Officers of the Company.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE:

Lawrence Rivkin, Chairman

Richard Giesser

Jeffrey Keil

Paul F. Pape

Lawrence Read

Summary Executive Compensation Table

The following table sets forth, for the Company's last three fiscal years, the annual and long-term compensation of those persons who were, at December 31, 2006 (i) the Principal Executive Officer, (ii) the Principal Financial Officer, (iii) the other three most highly compensated executive officers of the Company (the "Executive Officers") and (iv) individuals who would be included in one of the above categories except for the fact that they were not executive officers of the Company at the end of the fiscal year.

Name and Position	Year	Salary ($)	Option Awards ($)	All Other Compensation	Total
Herbert Kurz Chief Executive Officer of the Insurance Company and President and CEO of the Company	2006	$569,710	$0	$151,475	$721,185
Charles Snyder Chief Financial Officer of the Company and Director and Chief Financial Officer of the Insurance Company	2006	$272,115	$87,493	$12,298	$371,906
Donald Barnes Vice Chairman of the Board of Directors of the Company and President and Chief Operating Officer of the Insurance Company	2006	$307,115	$147,993	$54,432	$509,540
Mark Abrams Executive Vice President, Chief Investment Officer and Director of the Insurance Company	2006	$292,115	$81,494	$13,152	$386,761
Jerrold Scher Senior Vice President, Chief Actuary and Director of the Insurance Company	2006	$272,115	$100,001	$12,339	$384,455

Total Compensation for the above named executive officers include base salaries and stock options measured at grant date fair value, computed pursuant to FAS 123(R) over the requisite service term, without regard to possible forfeitures.  The Company does not award bonuses, stock awards, perquisites, or any other non-equity incentive plan compensation.  “All Other Compensation” represents the Company's payment of premiums with respect to term life insurance policies and Company contributions to the 401K Plan for the Executive Officers.  In addition, with respect to each of Mr. Kurz and Mr. Barnes, it includes director’s fees of $40,500.

The Company grants options to purchase common stock at prices equal to the market value of the stock on the dates the options were granted. The options granted to date have a term of 5 years from grant date and vest in equal annual installments over the four-year period following the grant date for employee options. Employees generally have three months after the employment relationship ends to exercise all vested options. The fair value of each option grant is separately estimated for each vesting date. The fair value of each option is amortized into compensation expense on a straight-line basis between the grant date for the award and each vesting date. The Company has estimated the fair value of all stock option awards as of the date of the grant by applying the Black-

Scholes-Merton multiple-option pricing valuation model. The application of this valuation model involves assumptions that are judgmental and highly sensitive in the determination of compensation expense. The key assumptions used in determining the fair value of options granted in 2006 and a summary of the methodology applied to develop each assumption are as follows:

Expected price volatility	48.28%
Risk-free interest rate	4.73%
Weighted average expected lives in years	3.75
Forfeiture rate	5-20%
Dividend yield	1.75%

Expected Price Volatility - This is a measure of the amount by which a price has fluctuated or is expected to fluctuate. We use actual historical changes in the market value of our stock to calculate the volatility assumption, as it is management’s belief that this is the best indicator of future volatility. We calculate weekly market value changes from the date of grant over a past period representative of the expected life of the options to determine volatility. An increase in the expected volatility will increase compensation expense.

Risk-Free Interest Rate - This is the U.S. Treasury rate for the week of the grant having a term equal to the expected life of the option. An increase in the risk-free interest rate will increase compensation expense.

Expected Lives - This is the period of time over which the options granted are expected to remain outstanding giving consideration to vesting schedules, historical exercise and forfeiture patterns.  The Company uses the simplified method outlined in SEC Staff Accounting Bulletin No. 107 to estimate expected lives for options granted during the period.  Options granted have a maximum term of five years. An increase in the expected life will increase compensation expense

Forfeiture Rate - This is the estimated percentage of options granted that are expected to be forfeited or canceled before becoming fully vested. This estimate is based on historical experience. An increase in the forfeiture rate will decrease compensation expense.

Dividend Yield – The expected dividend yield is based on the Company’s current dividend yield and the best estimate of projected dividend yields for future periods within the expected life of the option.  An increase in the dividend yield will decrease compensation expense.

OPTION TABLES

Grants of Plan Based Awards

The following table sets forth certain information concerning options granted during 2006 to the named executives:

Name	Grant Date	Grant Date Fair Value ($)	Option Awards: Number of Securities Under-lying Options (#)	Exercise or Base Price of Option Awards ($/Share)
Herbert Kurz Chief Executive Officer of the Insurance Company and President and CEO of the Company	N/A	-0-	-0-	N/A
Charles Snyder Chief Financial Officer of the Company and Director and Chief Financial Officer of the Insurance Company	9/8/06	$123,000	20,000	22.82
Donald Barnes Vice Chairman of the Board of Directors of the Company and President and Chief Operating Officer of the Insurance Company	9/8/06	$153,750	25,000	22.82
Mark Abrams Executive Vice President, Chief Investment Officer and Director of the Insurance Company	9/8/06	$123,000	20,000	22.82
Jerrold Scher Senior Vice President, Chief Actuary and Director of the Insurance Company	9/8/06	$123,000	20,000	22.82

The employment agreement between the Company and each of the above-named individuals provides for a minimum annual grant of 10,000 stock options to each individual in any year in which options are approved for issuance to any employees of the Company by the Compensation Committee of the Board of Directors.

Outstanding Equity Awards at Fiscal Year End

The following table discloses outstanding option awards that have been granted but remain unexercised or unvested.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Herbert Kurz Chief Executive Officer of the Insurance Company and President and CEO of the Company	-0-	-0-	-0-	-0-	-0-
Charles Snyder Chief Financial Officer of the Company and Director and Chief Financial Officer of the Insurance Company	3,031 5,250 6,063 5,000 5,000 0	6,062 1,750 6,062 5,000 15,000 20,000	6,062 1,750 6,062 5,000 15,000 20,000	10.90 16.49 14.70 15.43 18.33 22.82	5/22/09 9/18/08 11/25/09 2/18/09 9/8/10 9/15/11
Donald Barnes Vice Chairman of the Board of Directors of the Company and President and Chief Operating Officer of the Insurance Company	0 10,125 9,313 10,000 6,250 0	18,624 3,375 18,624 10,000 18,750 25,000	18,624 3,375 18,624 10,000 18,750 25,000	10.90 16.49 14.70 15.43 18.33 22.82	5/22/09 9/18/08 11/25/09 2/18/09 9/8/10 9/15/11
Mark Abrams Executive Vice President, Chief Investment Officer and Director of the Insurance Company	3,313 5,250 3,313 6,250 5,000 0	3,312 1,750 3,312 6,250 15,000 20,000	3,312 1,750 3,312 6,250 15,000 20,000	10.90 16.49 14.70 15.43 18.33 22.82	5/22/09 9/18/08 11/25/09 2/18/09 9/8/10 9/15/11
Jerrold Scher Senior Vice President, Chief Actuary and Director of the Insurance Company	9,750 5,250 9,750 5,000 5,000 0	9,750 1,750 9,750 5,000 15,000 20,000	9,750 1,750 9,750 5,000 15,000 20,000	10.90 16.49 14.70 15.43 18.33 22.82	5/22/09 9/18/08 11/25/09 2/18/09 9/8/10 9/15/11

OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding the amount a named executive officer realized during the most recent fiscal year on the exercise of stock options.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Herbert Kurz Chief Executive Officer of the Insurance Company and President and CEO of the Company	N/A	N/A
Charles Snyder Chief Financial Officer of the Company and Director and Chief Financial Officer of the Insurance Company	3,032	$43,994
Donald Barnes Vice Chairman of the Board of Directors of the Company and President and Chief Operating Officer of the Insurance Company	9,313	$121,846
Mark Abrams Executive Vice President, Chief Investment Officer and Director of the Insurance Company	0	0
Jerrold Scher Senior Vice President, Chief Actuary and Director of the Insurance Company	0	0

Comparative Performance by the Company

The SEC requires the Company to present a graph comparing the cumulative total shareholder return on its Common Stock with the cumulative total shareholder return of:  (i) a broad equity market index; and (ii) a published industry index or peer group.  The following graph compares the Common Stock with:  (i) the S&P 500 Index; and (ii) the S&P Life and Health Insurance Index and assumes an investment of $100 on December 31, 2001 in each of the Common Stock, the stocks comprising the S&P 500 Index and the stocks comprising the S&P Life and Health Insurance Index, assuming the reinvestment of dividends.

Total Return To Shareholders
(Includes reinvestment of dividends)

		ANNUAL RETURN PERCENTAGE
		Years Ending

Company / Index		Dec02	Dec03	Dec04	Dec05	Dec06
PRESIDENTIAL LIFE CORP		-50.42	37.52	31.99	14.85	17.26
S&P 500 INDEX		-22.10	28.68	10.88	4.91	15.79
S&P 500 LIFE & HEALTH INSURANCE		-16.23	27.09	22.15	22.51	16.51

		INDEXED RETURNS
	Base	Years Ending
	Period
Company / Index	Dec01	Dec02	Dec03	Dec04	Dec05	Dec06
PRESIDENTIAL LIFE CORP	100	49.58	68.18	90.00	103.36	121.20
S&P 500 INDEX	100	77.90	100.25	111.15	116.61	135.03
S&P 500 LIFE & HEALTH INSURANCE	100	83.77	106.47	130.05	159.32	185.63

The preceding graph shall not:  (i) be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference; and (ii) otherwise be deemed filed under either the Securities Act or the Exchange Act or subject to Regulations 14A or 14C promulgated under the Exchange Act or the liabilities of Section 18 of the Exchange Act.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock.  Based upon a review of information provided to the Company, we believe that all of our executive officers, directors and 10% shareholders complied with their Section 16(a) filing requirements, except for a late filing of a Form 4 by Mr. Barnes to report his exercise of an option to purchase 4,313 shares of our Common Stock on August 31, 2006.

PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

ELECTION OF DIRECTORS

(Proposal 1 on the Proxy Card)

Nominees

The Amended and Restated By-Laws provide that the Board of Directors is to consist of not less than five (5) and not more than nineteen (19) members, with the actual number to be set from time to time by a majority of the Board of Directors.  The Board of Directors has fixed the number of directors to be elected at the 2007 Annual Meeting at seven (7).

At the Annual Meeting, seven (7) persons will be elected to the Board of Directors to serve until the next annual meeting and until their respective successors are duly elected and qualified.  The persons named in the accompanying form of proxy, unless otherwise instructed, intend to vote the shares of Common Stock covered by valid proxies FOR the election of the seven (7) persons named below, each of whom has been nominated by the Board of Directors for election to the Board of Directors.  Proxies cannot be voted for a greater number of persons than the number of nominees.  Information concerning each of the nominees is set forth in this Proxy Statement under the heading "Directors and Executive Officers."  Each of the nominees has indicated that he is able and willing to serve as a director.  In the event that any of such persons is unable or unwilling to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power both to vote for a substitute and to vote or withhold their vote for any additional nominees named by shareholders.  There are no circumstances presently known to the Board of Directors that would render any of the following persons unavailable or unwilling to continue to serve as a director, if elected.  The election of directors requires the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote.

Nominees to the Board of Directors

Donald Barnes

Richard A. Giesser

Jeffrey Keil

Herbert Kurz

Paul Frederick Pape, Jr.

Lawrence Read

Lawrence Rivkin

The Board of Directors recommends a vote FOR the election of the above-named nominees.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal 2 on the Proxy Card)

The Board of Directors, upon the recommendation of the Audit Committee, has selected, subject to ratification by the shareholders of the Company at the Annual Meeting, the firm of BDO Seidman LLP (“BDO”) as the independent registered public accountants for the Company to audit the Company's financial statements for its fiscal year ending December 31, 2007.  BDO has served as the independent registered public accounting firm for the Company since September 2005.  BDO does not have any direct financial interest or any material indirect financial interest in the Company.  Assuming a quorum is present, the affirmative vote by the holders of a majority of shares represented at the Annual Meeting will be required to ratify the selection of BDO as the Company's independent registered public accountants for the fiscal year ending December 31, 2007.  A representative of BDO will be present at the Annual Meeting.  Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

On September 6, 2005, the Company dismissed Deloitte & Touche, LLP (“D&T”) as its independent registered accounting firm and appointed BDO to replace D&T.  The Audit Committee of the Company’s Board of Directors approved the dismissal and appointment.  During 2004 and the subsequent interim period through September 6, 2005, there were no disagreements, as defined in S-K 304 (a), with D&T on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.

The audit report of D&T with respect to the Company’s consolidated financial statements for 2004 did not contain any adverse opinion or a disclaimer of an opinion and were not qualified in any way as to uncertainty, audit scope or accounting principles

The audit report of D&T with respect to the Company’s Internal Control Over Financial Reporting (“ICFR”) in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004 contained an unqualified opinion on management’s assessment and an adverse opinion on the effectiveness of ICFR.

During 2004 and the subsequent interim period through September 6, 2005, there were no reportable events, as defined by S-K 304 (a), except as set forth in management’s assessment of its internal control over financial reporting, as disclosed in Item 9A of Registrant’s Form 10-K/A for the year ended December 31, 2004.

In December 2004, as communicated to D&T at the time, Registrant engaged BDO to advise Registrant as to the accounting rules applicable to Registrant’s investments in certain principal protected notes and the corresponding need for a restatement of Registrant’s 2002 and 2003 financial statements.  In February 2005, BDO advised the Registrant orally that it agreed with Registrant’s decision to restate its 2002 and 2003 financial statements to consolidate the principal protected notes and to take other than temporary impairment charges against such investments.

During the two most recent fiscal years, the Company has not consulted with BDO or D&T regarding the subject matter of a disagreement or a reportable event on the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during such periods.

Audit Fees

The aggregate fees billed by BDO for professional services rendered for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2006 and for the audit of the Company’s annual financial statements and internal controls for the year ended December 31, 2006 and 2005 was $755,632 and $726,690, respectively.

Tax Fees

The aggregate fees billed by BDO for tax services in 2006 and 2005 were $148,455 and $10,900, respectively.

All Other Fees

Other than the fees described above, the Company was not billed any amounts for professional services by BDO during 2006.

Audit Committee Pre-Approval Policies

Pursuant to the Audit Committee Charter, the Audit Committee approved the retention of BDO Seidman LLP for the audit and tax services in 2006.  In addition, the Audit Committee reviewed and approved the proposed scope of services and fee arrangements between the Company and BDO Seidman LLP for such year.

Audit Committee Report

The Audit Committee of the Company's Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors in 2005.  The Audit Committee is responsible for the general oversight of the audit process for the Company’s financial statements.  In that role, the Audit Committee is responsible for the selection of the Company’s auditors and approval of their compensation, approval of the scope of audit and non-audit work to be performed by the auditors, confirmation of the independence of the auditors, review with the auditors of the adequacy of the Company’s internal controls, review with the auditors and management of the Company’s annual financial statements and review with management and the auditors of the Company’s periodic reports filed with the SEC.  A copy of the Charter of the Audit Committee is attached to this proxy statement.

Management is responsible for the Company's internal controls, the financial reporting process and preparation of the consolidated financial statements of the Company.  The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee's responsibility is to monitor and oversee these processes.  It should be noted that the Committee members are not professionally engaged in the practice of accounting or auditing.

In this context, the Committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors.  The Audit Committee further discussed with independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) as amended.

The Company's independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management and the report and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Paul Frederick Pape, Jr., Chairman

Lawrence Read

Lawrence Rivkin

The Board of Directors recommends that the shareholders vote FOR ratification of the selection of BDO Seidman LLP as the Company's independent registered public accountants.

SHAREHOLDERS' PROPOSALS FOR THE 2006 ANNUAL MEETING

A shareholder who desires to include a proposal in the proxy material relating to the 2008 annual meeting of shareholders of the Company must submit the same in writing, so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before December 20, 2007, for such proposal to be considered for inclusion in the proxy statement for such meeting.  Such proposal also must meet the other requirements of the Securities and Exchange Commission (the "SEC") relating to shareholder proposals required to be included in the Company's proxy statement.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting.  If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

The Company will furnish, without charge, to each person whose proxy is being solicited, upon request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as filed with the SEC, including the financial statements, notes to the financial statements and the financial schedules contained therein (the "2006 Form 10-K").  Copies of any exhibits to the 2006 Form 10-K also will be furnished to any such shareholder upon the payment of a reasonable duplicating charge.  Requests for copies of any such materials should be directed to Presidential Life Corporation (attention Secretary), 69 Lydecker Street, Nyack, New York 10960.

By Order of the Board of Directors

Kathleen Dash,

Secretary

April 17, 2007

PRESIDENTIAL LIFE CORPORATION

Charter of the Audit Committee of the Board of Directors

Role

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the company, and such other duties as directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare an audit report on the financial statements of the company.

Membership

The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member's independence. The chairperson shall be appointed by the full board.

Communications/Reporting

The public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the internal auditors, and the company's management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee chairperson shall report on Audit Committee activities to the full Board.

Education

The company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the company and other material as may be requested by the Committee. The company shall assist the Committee in maintaining appropriate financial literacy.

Authority

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Responsibilities

The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.

The Committee relies on the expertise and knowledge of management, the internal auditors and the public accounting firm in carrying out its oversight responsibilities. Management of the company is responsible for determining the company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to assure compliance with laws and regulations or the company's internal policies, procedures and controls or to guarantee the independent auditor's report.  The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

AUDIT COMMITTEE CHECKLIST

1.

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.  The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

2.

The Committee shall meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

3.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management and the public accounting firm.
4.

Provide an open avenue of communication between the public accounting firm, Finance management and the Board of Directors.  Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

5.	Review and update the Audit Committee Charter annually.

6.	Provide a report in the annual proxy that includes the Committee's review and discussion of matters with management and the independent public accounting firm.
7.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.
8.	Appoint, approve the compensation of, and provide oversight of the public accounting firm.
9.	Confirm annually the independence of the public accounting firm, and review annually the firm's non-audit services and related fees.
10.	Inquire of Finance management and the public accounting firm about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.
11.

Review with the public accounting firm and Finance management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

12.	Consider and review with the public accounting firm the adequacy of the Company's internal controls.
13.	Review with Finance management any significant changes to GAAP policies or standards.
14.	Review with Finance management and the public accounting firm at the completion of the annual audit:
	a)	The Company's annual financial statements and related footnotes.
	b)	The public accounting firm's audit of the financial statements and its report thereon.
	c)	Any significant changes required in the public accounting firm's audit plan.
	d)	Any serious difficulties or disputes with management encountered during the course of the audit.
	e)	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.
15.	Review with Finance management and the public accounting firm at least annually the Company's critical accounting policies.
16.

Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company's business.

17.	Consider and review with Finance management and the General Auditor:

	a)	Significant findings during the year and management's responses thereto.
	b)	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
	c)	Any changes required in planned scope of their audit plan.
18.

Review the periodic reports of the Company with Finance management and the public accounting firm prior to filing of the reports with the SEC, including Management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act and the contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

19.	Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF PRESIDENTIAL LIFE CORPORATION.

The undersigned hereby appoints Herbert Kurz, Paul F. Pape Jr. and Lawrence Rivkin, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Presidential Life Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Presidential Life Insurance Company, 69 Lydecker Street, Nyack, New York 10960, at 10:00 a.m., local time, on Wednesday, May 16, 2007, or at any postponement, adjournment or adjournments thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND WILL GRANT THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.

COMPANY PROPOSAL NUMBER 1:

TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS, EACH FOR A TERM OF ONE YEAR AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED:

Donald Barnes, Richard A. Giesser, Jeffrey Keil, Herbert Kurz, Paul Frederick Pape, Jr., Lawrence Read and Lawrence Rivkin

___  FOR all nominees

___   AGAINST all nominees

FOR all nominees except

the following nominee(s)

COMPANY PROPOSAL NUMBER 2:      TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007:

___ FOR

___AGAINST                      ___ABSTAIN

IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.

(OVER)

The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 17, 2007, and the Annual Report to Shareholders for the fiscal year ended December 31, 2006, and hereby revokes any proxy or proxies heretofore given.  This proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

Date: __________________, 2007

_____________________________

_____________________________

Signature of Shareholder or Authorized Representative

Please sign exactly as your name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized signatory.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.  IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL NUMBER 1 AND FOR PROPOSAL NUMBER 2.